SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

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F & M BANK CORP.

Timberville, Virginia

Notice of Annual Meeting of Shareholders

To the Shareholders of F & M Bank Corp.

The annual meeting of shareholders of F & M Bank Corp. (the Company) will be held on Saturday, May 10, 2003, at 5:30 P.M. at Broadway High School, Broadway, Virginia, for the following purposes:

1.

Election of four directors for three-year terms expiring in 2006.

2.

Ratification of the appointment of S. B. Hoover & Company, L.L.P. as independent auditors for 2003.

3.

Transaction of such other business as may properly come before the meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

Only shareholders of record at the close of business on March 21, 2003 are entitled to notice of and to vote at the annual meeting or any adjournments thereof.

To assure that your shares are represented at the annual meeting, please complete, date and sign the enclosed proxy, and return it as soon as possible in the enclosed postage prepaid envelope. You may amend your proxy at any time prior to the closing of the polls at the meeting.

By Order of the Board of Directors

/s/ Larry A. Caplinger

Larry A. Caplinger, Secretary

April 4, 2003

F & M BANK CORP.

P. O. Box 1111

Timberville, Virginia 22853

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of shareholders of F & M Bank Corp. (the Company) to be held Saturday, May 10, 2003 at 5:30 P.M. at Broadway High School, Broadway, Virginia, and at any adjournments thereof (the Annual Meeting). The principal executive offices of the Company are located on Main Street, Timberville, Virginia 22853. The approximate mailing date of this Proxy Statement and the accompanying proxy is April 4, 2003.

The accompanying proxy is solicited by the Board of Directors of the Company (the Board). The cost of the solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of the mail, except that, if necessary, officers, directors and regular employees of the Company, or its affiliates, may make solicitations of proxies by telephone, telegraph or by personal calls. Brokerage houses and nominees may be requested to forward the proxy solicitation material to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for their charges and expenses in this regard.

All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with any instructions thereon. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by (i) filing written notice thereof with the Secretary of the Company (Larry A. Caplinger, Secretary, F & M Bank Corp., P. O. Box 1111, Timberville, Virginia 22853); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or any adjournment thereof and giving the Secretary notice of his or her intention to vote in person.

An Annual Report to shareholders, including current financial statements, is being mailed to the Company’s shareholders concurrently with this Proxy Statement, but is not part of the proxy solicitation materials.

Interested shareholders may obtain, without charge, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission, upon written request to Larry A. Caplinger, Secretary, F & M Bank Corp., P. O. Box 1111, Timberville, Virginia 22853.

OUTSTANDING SHARES AND VOTING RIGHTS

Only shareholders of record at the close of business on March 21, 2003 will be entitled to vote at the Annual Meeting. As of March 21, 2003, the Company had outstanding 2,423,678 shares of its common stock, $5 par value (Common Stock), each of which is entitled to one vote at the Annual Meeting. A majority of votes entitled to be cast on matters considered at the Annual Meeting constitutes a quorum. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for purposes of establishing a quorum. Abstentions and shares held of record by a broker or its nominees (Broker Shares) that are voted on any matter are included in determining the number of votes present or represented at the Annual Meeting. Conversely, Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present. If a quorum is established, directors will be elected by a plurality of the votes cast by shareholders at the Annual Meeting. Votes that are withheld and Broker Shares that are not voted in the election of directors or in the ratification of auditors will not be included in determining the number of votes cast.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the number and percentage of shares of Common Stock beneficially owned, as of March 21, 2003, by each of the Company’s directors and nominees and all of the Company’s directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be a beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days.

Name of Owner	Amount Beneficially Owned	Percent of Class
Thomas L. Cline	7,251[1]	.299%
John N. Crist	11,364[2]	.469%
Julian D. Fisher	120,709[3]	4.980%
Ellen R. Fitzwater	3,582[4]	.148%
Robert L. Halterman	29,348	1.211%
Daniel J. Harshman	550[5]	.023%
Lawrence H. Hoover, Jr.	54,095[6]	2.232%
Richard S. Myers	13,769[7]	.568%
Michael W. Pugh	784[8]	.032%
Ronald E. Wampler	10,553[9]	.435%
Directors and executive officers as a group (13 persons)	369,883	15.261%

__________________________

1Includes 4,023 shares owned directly, 3,060 shares owned jointly with his spouse and 168 shares owned by his spouse.

2Includes 3,863 shares owned directly, 2,000 shares owned by Mr. Crist’s IRA, 100 shares owned by Mr. Crist’s Roth IRA, 2,500 shares owned by his personal 401(k) plan, 801 shares owned by his spouse, 100 shares owned by his spouse’s Roth IRA, 1,000 shares owned by his spouse’s IRA and 1,000 shares indirectly held for Mr. Crist’s daughters.

3Includes 9,427 shares owned directly, 8,195 shares owned by his spouse and 103,087 shares owned by the Company’s Stock Bonus Plan over which Mr. Fisher and Larry A. Caplinger have voting power in their capacity as plan trustees.

4Includes 2,604 shares owned directly and 978 shares owned jointly with other persons.

5Includes 450 shares owned directly and 100 shares owned jointly with his spouse.

6Includes 33,536 shares owned directly, 138 shares owned by his spouse and 20,421 shares owned by unitrusts of which he is one of the trustees.

7Includes 4,800 shares owned directly and 8,969 shares owned by Mr. Myers’ IRA.

8Includes 600 shares owned directly, 84 shares owned jointly with his spouse and 100 shares held by a simplified employee plan for Mr. Pugh’s benefit.

9Includes 10,053 shares owned directly and 500 shares owned by his spouse.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS

Management of the Company knows of no person who has beneficial ownership of 5% or more of the outstanding Common Stock as of March 21, 2003.

PROPOSAL ONE

ELECTION OF DIRECTORS

The term of office for the current Class A directors expires at the Annual Meeting. The Board has nominated such directors, namely Ellen R. Fitzwater, Lawrence H. Hoover, Jr., Richard S. Myers and Ronald E. Wampler, for election, for a three-year term, by the shareholders at the Annual Meeting. The persons named as proxies in the accompanying form of proxy, unless instructed otherwise, intend to vote for the election of each of these nominees for directors. If any nominee should become unavailable to serve, the proxy may be voted for the election of a substitute nominee designated by the Board. The Board has no reason to believe that any of the nominees will be unable to serve if elected.

The Board recommends election of the Class A

director nominees set forth in this Proxy Statement.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

The following information, including the principal occupation during the past five years, is given with respect to the nominees, all of whom are current directors, for election to the Board at the Annual Meeting, as well as all directors continuing in office.

Name, Age and Position with the Company	Director Since	Principal Occupation During the Last Five Years

Director Nominees

CLASS A DIRECTORS

(to serve until the 2006 annual meeting of shareholders)

Ellen R. Fitzwater (56)	1999

Partner/Financial Manager of Fitzwater Trucking, L.L.C.; Partner/Financial Manager of F & R Leasing, L.L.C. and Blue Ridge Transportation Service, L.L.C. since June 2000; Corporate accountant of Rocco, Inc. from Oct. 1968 to Dec. 2001

Lawrence H. Hoover, Jr. (68) Chairman of the Board	1981	Attorney, Partner in Hoover, Penrod, Davenport & Crist
Richard S. Myers (55)	1988	President of Dick Myers Chevrolet
Ronald E. Wampler (55)	1991	Farmer and partner in Dove Ohio Farms, L.L.C., WWTD Ohio Farms, L.L.C. and Dove Farms, Inc.

Directors Continuing in Office

CLASS B DIRECTORS

(to serve until the 2004 annual meeting of shareholders)

Thomas L. Cline (56)	1991	President of Truck & Equipment Corp. and Mac Lease, Inc.; Secretary/Treasurer of Transport Repairs, Inc.; Secretary of Truck Thermo King until Feb. 2003
Robert L. Halterman (67)	1980	President of Virginia Classic Mustang, Inc.; Partner, H & H Properties
Michael W. Pugh (48)	1994	President of Old Dominion Realty, Inc. and Colonial Appraisal Service, Inc.

CLASS C DIRECTORS

(to serve until the 2005 annual meeting of shareholders)

John N. Crist (53)	2001	Attorney, Partner in Hoover, Penrod, Davenport & Crist
Julian D. Fisher (62) President and CEO and Vice Chairman of the Board	1990	CEO of Farmers & Merchants Bank (the Bank) since May 1996; President of the Bank since Oct. 1991
Daniel J. Harshman (51)	2001	Manager of the Town of Edinburg since July 1998; Owner/Manager of The Spring House Restaurant from Jan. 1979 to Aug. 2000

Board Meetings and Committees

The Board of the Company met 12 times during 2002. Each member of the Board attended at least 75% of the total number of meetings of the Board and meetings of committees on which he or she served. The Board of the Bank, which met 12 times in 2002, primarily manages all matters for the Bank. All the directors of the Company are also directors of the Bank.

The Company has an Audit Committee that reviews the audit and examination reports of the independent public accountants and bank examiners as they relate to the Company and the Bank. The Audit Committee held four meetings during 2002. The present committee members are Directors Crist, Fitzwater, Halterman, Harshman and Myers. The Company does not have a standing compensation committee, but the Bank has a Salary Committee that reviews salaries, bonuses and contributions to the Company’s ownership and compensation plans. The Salary Committee held one meeting during 2002. The present committee members are Directors Fisher, Halterman, Hoover, Pugh, and Wampler. The Company does not have a standing nomination committee.

Reports from the Audit Committee and the Salary Committee are presented elsewhere in this Proxy Statement.

Compensation of Directors

All directors of the Company, who are also directors of the Bank, each received $500 for attending each board meeting of the Bank in 2002. They received no additional compensation as directors for Board meetings of the Company. In addition, each director received a bonus of $5,500 for the year ended 2002 and $100 for each committee meeting attended.

Executive Officers Information

The following information, including the principal occupation during the past five years, is given with respect to each executive officer of the Company, except for Julian D. Fisher, who is discussed above under “Information Concerning Directors and Nominees.”

Larry A. Caplinger, 50, has served as Senior Vice President of the Bank since May 1990.

Neil W. Hayslett, 41, has served as Senior Vice President and Chief Financial Officer of the Bank since January 16, 2003. Prior to that time, he served as Vice President and Chief Financial Officer.

Dean W. Withers, 46, has served as Executive Vice President and Chief Operating Officer of the Bank since January 16, 2003. Prior to that time, he served as Vice President.

SUMMARY COMPENSATION

The Summary Compensation Table below sets forth the compensation of the Company’s named Executive Officer for all services rendered to the Company and the Bank for the last three fiscal years.

Summary Compensation Table

Annual Compensation

Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation($)	All Other Compensation($)
Julian D. Fisher	2002	$150,000	$49,500	*	$44,109[2]
President & CEO	2001	140,000	48,750[1]	*	40,935[2]
	2000	130,000	47,500[1]	*	44,853[2]

*The value of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus.

1The amounts presented include compensation that was deferred at the executive officer’s election.

2The amounts presented include the Company’s contribution for the benefit of Mr. Fisher under the Company’s Stock Bonus Plan ($11,791, $10,806 and $12,297 in 2002, 2001 and 2000, respectively), the gross value of life insurance premiums paid by the Company on behalf of Mr. Fisher ($15,647, $15,844 and $15,995 in 2002, 2001 and 2000, respectively) and the Company’s contribution for the benefit of Mr. Fisher under the Executive Deferred Compensation Plan for Farmers & Merchants Bank ($16,671, $14,285 and $16,561 in 2002, 2001 and 2000, respectively). Pursuant to a split-dollar insurance agreement between the Company and Mr. Fisher, the Company will be repaid the life insurance premium payments from the proceeds of the insurance policies. Thus, the gross premium payment amounts shown overstate the actual economic benefit to Mr. Fisher.

Severance Plan

In 1996, the Company and the Bank adopted a change in control severance plan that became effective July 1, 1996. The plan covers employees designated by the Company’s Board of Directors, including Mr. Fisher.

Under the plan, a “covered termination” is a cessation of employment with the Company or its then affiliates within 36 months after a change in control (as defined in the plan) on account of either (i) termination of employment by the covered employee for good reason (defined to mean the occurrence after a change in control of any of the following: the assignment of duties inconsistent with prior duties, the diminution of responsibilities, a reduction in base salary, a transfer of job location of more than 50 miles, a failure to pay compensation or deferred compensation within seven days after due, a failure to continue participation and benefits under any compensation or benefits plan (or any successor or replacement plan) at as favorable a level, or a failure of the Company to require any successor to the Company to comply with the plan) or (ii) termination initiated by the Company or any of its affiliates for any reason other than death, disability, mandatory retirement or cause (as defined in the plan).

In the event of a covered termination, a covered employee will be entitled to the following severance benefits: (i) continuation of the employee’s base pay (as defined in the plan) through the earlier of his or her death or the third anniversary of the date of the change in control (the severance pay period); (ii) continuation of the availability of coverage, and the employer’s regular contribution towards that coverage, under the employer’s health care plan during the severance pay period for the employee and his or her eligible dependents; (iii) the right to buy any car that the employee is assigned by the employer at its then fair market value; and (iv) a lump sum payment equal to the value of any qualified or nonqualified retirement benefits forfeited by the employee on account of his or her covered termination.

Salary Committee Report on Executive Compensation

The Salary Committee of the Bank has furnished the following report on executive compensation. All executive compensation for the Company and the Bank is determined and paid on the Bank level.

The Salary Committee meets annually to review salaries, bonuses and the contributions to the Employee Stock Ownership Plan (ESOP) (also known as the Company’s Stock Bonus Plan) and the Executive Deferred Compensation Plan. The Salary Committee recommends to the Board of Directors the annual salary and bonuses of the Senior Management group.

The committee also recommends the annual contribution to the ESOP, which is shared on a pro-rated basis by all eligible employees, and the contribution to the Executive Deferred Compensation Plan, which was established for the benefit of the Senior Management group. Finally, the committee recommends a range of percentage increases in salary for the remaining staff. Increases within the range established by the committee and board are then recommended by department supervisors and approved by Mr. Fisher.

In establishing salaries and bonuses for the Senior Management group, the committee attempts to provide competitive levels of compensation, which will attract and retain corporate officers and key employees with outstanding abilities and to motivate them through a combination of base salary, annual incentives and deferred compensation. The committee uses the Virginia Bankers Association Salary Survey of Virginia Banks for comparison of salaries paid for similar positions and responsibilities. The Board, on at least an annual basis, also reviews qualitative factors, such as Return on Average Assets (ROAA) and Return on Average Equity (ROAE) relative to peer banks. A subjective approach is used in this evaluation and therefore the committee does not rely on a formula or weights of specific factors.

Salary Committee

Julian D. Fisher

Robert L. Halterman

Lawrence H. Hoover, Jr.

Michael W. Pugh

Ronald E. Wampler

Compensation Committee Interlocks and Insider Participation

During 2002, Julian D. Fisher served on the Salary Committee. Mr. Fisher is President and CEO of the Company and CEO of the Bank.

Indebtedness and Other Transactions

The Company’s directors and officers and other corporations, business organizations, and persons with whom some of the Company’s directors and officers are associated, had loan transactions at December 31, 2002 with the Bank totaling approximately $2,882,128 or about 9.97% of average shareholders' equity for the year. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time in comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and any persons who own more than 10% of the Common Stock, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of Common Stock. Officers and directors are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during 2002, all filing requirements applicable to its officers and directors were complied with except that John N. Crist, Director, inadvertently overstated his holdings in his Form 3 and failed to file a Form 4 for two purchases (one by him and one by his wife) in July 2002, and Lawrence H. Hoover, Jr., Chairman of the Board inadvertently failed to file Form 4s for 16 sales (three by his unitrust and 13 by his mother’s unitrust) from September 2000 to December 2002. Corrective filings have been made.

Stock Performance

The following graph compares the cumulative total return to the shareholders of the Company for the last five fiscal years with the total return on the Russell 2000 Index and the Pink Banks ($100M to $500M) Index, as reported by SNL Financial LC, assuming an investment of $100 in the Common Stock on December 31, 1997, and the reinvestment of dividends.

Total Return Performance
Index Value
250
225
200
175
150
125
100
75
50
25
0
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
F & M Bank Corp.
Russell 2000
SNL $100M-$500M OTC-BB and Pink Banks

		Period Ending
Index	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
F & M Bank Corp.	100.00	183.22	216.76	216.77	170.03	182.92
Russell 2000	100.00	97.45	118.17	114.60	117.45	93.39
SNL $100M-$500M OTC-BB and Pink Banks	100.00	117.85	107.32	90.72	104.50	125.36

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF

INDEPENDENT PUBLIC ACCOUNTANTS

S. B. Hoover & Company, L.L.P. of Harrisonburg, Virginia, was the auditor for the Company for 2002 and is being recommended to the Company’s shareholders for the ratification of its appointment as auditor for 2003. A representative of S. B. Hoover & Company, L.L.P. is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions from shareholders.

The Board recommends a vote for Proposal Two.

AUDIT INFORMATION

Audit Committee

The Audit Committee operates under a written charter that the Board has adopted. The five members of the Audit Committee are independent as that term is defined in the listing standards of the National Association of Securities Dealers.

Fees of Independent Public Accountants

Audit Fees. The aggregate amount of fees billed by S. B. Hoover & Company, L.L.P. for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2002, and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year was $24,500.

Financial Information System Design and Implementation Fees. There were no fees billed by S. B. Hoover & Company, L.L.P. for professional services rendered to the Company for the fiscal year ended December 31, 2002, for the design and implementation of financial information systems.

All Other Fees. The aggregate amount of fees billed by S. B. Hoover & Company, L.L.P. for all other non-audit services, including tax preparation and miscellaneous consulting services, rendered to the Company for the fiscal year ended December 31, 2002 was $3,635.

Audit Committee Report

Management is responsible for the Company’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Moreover, the Audit Committee has considered whether the independent auditor’s provision of other non-audit services to the Company is compatible with the auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or fairness of the audited financial statements.

March 20, 2003

Audit Committee

John N. Crist

Ellen R. Fitzwater

Robert L. Halterman

Daniel J. Harshman

Richard S. Myers

SHAREHOLDER PROPOSALS

Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2004 annual meeting of shareholders must cause such proposal to be delivered, in proper form, to the Secretary of the Company, at its principal executive offices, P. O. Box 1111, Timberville, Virginia 22853, no later than December 6, 2003, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement for that meeting. The Company anticipates holding the 2004 annual meeting of shareholders on May 8, 2004.

The Company’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director at the 2004 annual meeting of shareholders, notice of the nomination must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2004 annual meeting. The notice must describe various matters regarding the nominee and the shareholder giving the notice. For a shareholder to bring other business before the 2004 annual meeting of shareholders, notice of the proposed business must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2004 annual meeting. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company. Based upon an anticipated date of May 8, 2004 for the 2004 annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than March 9, 2004 and no earlier than February 8, 2004.

HOUSEHOLDING OF PROXY MATERIALS

SEC regulations permit the Company to send a single set of proxy materials, including this Proxy Statement and an Annual Report to shareholders, to two or more shareholders that share the same address. Each shareholder will continue to receive his or her own separate proxy. The Company will deliver promptly upon written or oral request a separate set of proxy materials to a shareholder at a shared address that only received a single set of proxy materials for this year. If the shareholder would prefer to receive his or her own copy, please contact Sylvia Bowman. Ms. Bowman’s phone number is (540) 896-8941, and her address is P. O. Box 1111, Timberville, Virginia 22853. Similarly, if a shareholder would like to receive his or her own set of the Company’s proxy materials in future years or if a shareholder shares an address with another shareholder and both would like to receive only a single set of the Company’s proxy materials in future years, please contact Ms. Bowman.

By Order of the Board of Directors

/s/Larry A. Caplinger

Larry A. Caplinger, Secretary

April 4, 2003

PROXY

F & M BANK CORP.

Annual Meeting of Shareholders, May 10, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas L. Cline, Robert L. Halterman and Michael W. Pugh, any or all of whom may act, with full power of substitution, as proxies to vote, as designated below, at the Annual Meeting of Shareholders to be held May 10, 2003 at 5:30 P.M. and at any adjournment thereof, the shares of F & M Bank Corp. common stock held of record by the undersigned as of March 21, 2003.

The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted in favor of the proposals set forth on this proxy.

PROPOSAL ONE

ELECTION OF DIRECTORS

 FOR all nominees listed below

 WITHHOLD AUTHORITY to vote for all

       (except as marked to the contrary below)

         nominees listed below

 Ellen R. Fitzwater, Lawrence H. Hoover, Jr., Richard S. Myers and

Ronald E. Wampler for three-year terms to expire in 2006.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below.)

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF S. B. HOOVER & COMPANY, L.L.P.

AS INDEPENDENT PUBLIC ACCOUNTANTS

 FOR

 AGAINST

 ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Please complete, date and sign the proxy and return it as soon as possible in the enclosed postage prepaid envelope. Please sign the Proxy in the name or names shown on your stock certificate. If signing as a trustee, executor, etc., please so indicate.

Date Signed: ________________

_____________________________

_____________________________________

        Print Name

        Signature

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_____________________________________

        Print Name

        Signature